EXHIBIT 10.04

                                GUARANTY OF LOAN
                                 CYTATION CORP.

     FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation (the "Borrower"), by FIFTH THIRD BANK, an Ohio banking corporation (herein, together with its successors and assigns, the "Lender"), the undersigned agrees that:

     1. Undersigned hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times hereafter, of:

          (a) A promissory note (the "Note") of even date herewith secured by a mortgage (the "Mortgage") on real estate in Marion and Lamar Counties, Alabama, in the principal amount of $2,000,000.00 plus future advances thereunder, as provided in the Note and Mortgage, executed by Borrower and payable to the order of Lender;

          (b) Any and all extensions or renewals of the Note, and all expenses, including attorneys' fees, incurred in the collection thereof, the enforcement of rights under any security therefor and the enforcement hereof, including Lender's attorneys' fees and costs of any litigation and appeals thereof; and

          (c) Any indebtedness resulting from advances made on Borrower's behalf by Lender to protect or preserve the priority and security of its first lien (all the foregoing items, (a), (b) and (c), being hereinafter called the "Liabilities").

     2. Undersigned further unconditionally guarantees the faithful, prompt and complete compliance by Borrower with all terms and conditions of the Note, the Mortgage securing payment of the Liabilities and all other agreements, documents and instruments securing payment of the Liabilities or related thereto (such Note, Mortgage and all other instruments collectively referred to hereinafter as the "Loan Document" or "Loan Documents") and the payment of all costs, expenses, charges and other expenditures required to be made by Borrower, or which Borrower agrees to make, under the terms and provisions of any Loan Document.

     3. In the event Borrower fails to perform its covenants, agreements and undertakings as provided in any Loan Document, the undersigned shall immediately, with or without the written demand of Lender, promptly, and with due diligence, do and perform for the benefit of Lender, all of such covenants, agreements and undertakings as if they constituted the direct and primary obligations of the undersigned.

     4. The obligations of the undersigned hereunder are independent of the obligations of Borrower, and a separate action or actions for payment, damages or performance may be brought and prosecuted against the undersigned, or any one of them, whether or not an action is brought against Borrower or the security for Borrower's obligations, and whether or not Borrower be joined in any such action or actions, and whether or not notice be given or demand be made upon Borrower.

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     5.     Undersigned  hereby  transfers  and  conveys  to  Lender any and all balances, credits, deposits, accounts, items and monies of the undersigned now or hereafter in the possession or control of, or otherwise with, Lender; and Lender is hereby given a first lien upon, and a security interest in, all property of the undersigned of every kind and description now or hereafter in the possession or control of Lender for any reason, including all dividends and distributions on or other rights in connection therewith.

     6. Lender may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of Lender for any purpose. Lender may without notice of any kind, accept an amount less than the total amount then due without waiving any remaining defaults or any remedies hereunder.

     7. Lender may, from time to time, without notice to the undersigned and without affecting, diminishing or releasing the liability of the undersigned:

          (a) Retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder;

          (b) Retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities;

          (c) Extend or renew for any period (whether or not longer than the original period), alter or exchange any of the Liabilities;

          (d) Release or compromise any liability of any of the undersigned hereunder or any liability of any other party or parties primarily or secondarily liable on any of the Liabilities;

          (e) Release its security interest, if any, in all or any property securing any of the Liabilities or any obligation hereunder and permit any substitution or exchange for any such property;

          (f) Resort to the undersigned for payment of any of the Liabilities, or any portion thereof, whether or not Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on any of the Liabilities; and

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          (g)     Alter, extend, change, modify, release or cancel any covenant, agreement  or  provision  contained  in  any  or  all  Loan  Documents.

     8. Any amount received by Lender from whatever source and applied by it toward the payment of the Liabilities shall be applied in such order of application as Lender may from time to time elect.

     9.     The  undersigned  hereby  expressly  waives:

          (a)     Notice  of  the  acceptance  of  this  Guaranty;

          (b) Notice of the existence or creation of any Loan Document or all or any of the Liabilities;

          (c) Presentment, demand, notice of dishonor, protest and all other notices whatever;

          (d) All diligence on the part of Lender in collection or protection of, or realization upon, any security for any of the Liabilities or in enforcing any remedy available to it under any Loan Document; and,

          (e) Any and all defenses based on suretyship or impairment of collateral.

     10. The creation or existence from time to time of Liabilities in excess of the amount to which the right of recovery under this Guaranty is, if any, limited is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair this Guaranty.

     11. Lender may, regardless of any default thereunder, without notice of any kind, sell, assign or transfer all or any of the Liabilities, and in such event each and every immediate and successive assignee, transferee or holder of all or any of the Liabilities shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits. Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of Lender, as to so much of the Liabilities as it has not sold, assigned or transferred.

     12. No delay or failure on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof and no single or partial exercise by Lender of any right or remedy herein shall preclude other or further exercise thereof or the exercise of any other right or remedy whether contained herein or in the Note, Mortgage or any other Loan Document. No action of Lender permitted hereunder shall in any way impair or affect this Guaranty. No right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any Loan Document or of the Liabilities shall impair or affect the obligations of the undersigned hereunder. Until all of the Liabilities shall have been paid to Lender in full, the undersigned shall have no right to subrogation, and until such time, the undersigned waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waives any benefit of and any right to participate in any security now or hereafter held by Lender.

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     13.     It  is  fully  understood  that  until  each  and  every one of the covenants and agreements of this Guaranty are fully performed, the undersigned's obligations shall not be released, in whole or in part, by any action or thing which might, but for this provision of this instrument, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Lender or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by Lender, whether or not such action or failure to act varies or increases the risk of or affects the rights or remedies of the undersigned, or by reason of any further dealings between Borrower, Lender or any other guarantor, and the undersigned hereby expressly waives and surrenders any defense to its liability hereunder based upon any of the foregoing acts, omissions, things, agreements or waivers of any of them; it being the purpose and intent of the parties hereto that the covenants, agreements and all obligations hereunder are absolute, unconditional and irrevocable under any and all circumstances, except as provided hereinafter.

     14. Any notice, demand or request by Lender, its successors or assigns to the undersigned shall be in writing and shall be deemed to have been duly given or made if either delivered personally to the undersigned or mailed by certified or registered mail addressed to the undersigned at the address for such guarantor specified below:

                      Cytation  Corp.
                      Attn:  Charles  G.  Masters,  President

                      ----------------------------------------

                      ----------------------------------------

     15. During the term of the Note, the Guarantor shall provide to the Lender on an annual basis within 120 days of each year-end, a financial statement on such forms as Lender shall prescribe, and a copy of Guarantor's federal tax return for the most recent fiscal year end within thirty (30) days of filing.

     16. Provided that no default (as that term is defined in the Mortgage heretofore mentioned) then exists under any Loan Document, this Guaranty shall terminate when, and only when, Borrower has paid to Lender the moneys borrowed under the Note and all of the Liabilities, and has performed and complied with all the stipulations, agreements, conditions and covenants of the Loan Documents. When such conditions have been met, Lender will upon request furnish written cancellation of this Guaranty.

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     17.     This  Guaranty shall inure to the benefit of Lender, its successors and assigns, and shall bind the undersigned together with its successors and assigns. If more than one party shall execute this Guaranty, the term "undersigned" shall mean all parties executing this Guaranty, and all such parties shall be jointly and severally obligated hereunder.

     18. This Guaranty shall be construed in accordance with the laws of the State of Florida, and such laws shall govern the interpretation, construction and enforcement hereof. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision of the remaining provisions of this Guaranty.

     19. Legal action on any claim, whether contract or tort, which arises out of or relates to the obligations guaranteed hereunder shall be brought and maintained exclusively in Hillsborough County, Florida. In any such legal action, Lender shall be entitled to an award of its reasonable attorneys' fees and costs, including fees and costs on appeal.

     20. WAIVER OF JURY TRIAL. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE NOTE AND ANY LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO MAKE THE LOAN AND EXTENSIONS OF CREDIT TO BORROWER.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this day  of  May,  2006.
------

WITNESSES:                        CYTATION  CORP.,
                                  a  Delaware  corporation

-----------------------------     By: /s/ Charles G. Masters
Signature  of  Witness               -----------------------------------
                                     Charles  G.  Masters, as its President
------------------------------
Print  or  type  name  of  Witness             (CORPORATE  SEAL)

------------------------------
Signature  of  Witness

------------------------------
Print  or  type  name  of  Witness

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STATE  OF
          -----------------
COUNTY  OF
          -----------------

     The foregoing instrument was acknowledged before me this _____ day of May, 2006, by Charles G. Masters, as President of CYTATION CORP., a Delaware corporation, on behalf of the corporation.


    Personally  known              -----------------------------------
---                                          Notary  Public
    Driver's  License  (St:    )
---                        ----
    Other  Identification  Produced
---
      -------------------------    -----------------------------------
                                    Print  or  type  name  of  Notary
      -------------------------
                                                  (SEAL)

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